1 Earnings Presentation 1Q 2024

2 First Quarter 2024 Highlights (1) Excludes “Identified Items” consisting of a $475 million non-cash impairment charge and a $150 million ($115 million after tax) charge to fully resolve certain claims (2) Reconciliation of Net Income and Net Income Per Share excl. Identified Items to Net Income and Net Income Per Share can be found on page 11 (3) Reconciliation of EBITDA excl. Identified Items to Net Income, Income from Operations and Net Cash Provided by Operating Activities can be found on page 12 1Q 2024 Financial Results Volume momentum continues along with stabilizing pricing • Housing and Infrastructure Products (HIP) reported records in income from operations of $210 million, EBITDA of $264 million and EBITDA margin of 25% • Solid 8% YoY sales volume growth with contributions from each segment • HIP trailing twelve-month EBITDA exceeds $1 billion for the first time, with a 24% EBITDA margin, as it becomes a larger part of the overall company’s earnings • Achieved ~$35 million of cost savings in 1Q towards our 2024 target of $125 – $150 million • Investment-grade balance sheet with $3.1 billion of cash and equivalents and $4.9 billion of debt at fixed interest rates averaging 3.2% with a weighted average maturity over 15 years $3.0B Net Sales 5% increase vs. 4Q $174M Net Income 87% increase vs. 4Q(1,2) $546M EBITDA 40% increase vs. 4Q(1,3) $1.34 Net Income Per Share $169M Net Cash Provided by Operating Activities $3.1B Cash and Equivalents

Westlake Corporation 1Q 2024

($ in millions)	1Q'24	4Q'23	QoQ%	1Q'23	YoY%
Sales	**$2,975**	**$2,826**	**5%**	**$3,356**	**(11%)**
Operating Income[1]	**$ 223**	**$ 73**	**205%**	**$536**	**(58%)**
EBITDA[1,2]					
Performance and Essential Materials	*$253*	*$201*	*26%*	*$615*	*(59%)*
Housing and Infrastructure Products	*$264*	*$173*	*53%*	*$205*	*29%*
Corporate	*$29*	*$16*	*-*	*$5*	*-*
	$546	**$390**	**40%**	**$825**	**(34%)**

Westlake

1Q 2024 vs. 4Q 2023

Average Sales Price	Volume
-1.1%	+6.4%

Westlake

1Q 2024 vs. 1Q 2023

Average Sales Price	Volume
-19.1%	+7.8%

- (+) Solid 8% YoY sales volume growth with contributions from each segment led by Pipe & Fittings and Siding & Trim in HIP and chlorovinyls in PEM
- (+) Record HIP first quarter EBITDA of $264 million and EBITDA margin of 25%
- (−) Lower YoY average sales price driven by caustic soda, PVC resin and Epoxy resin due to price reductions that occurred in mid-2023
- (−) Slowly improving global macro-economic conditions driving volumes and stabilizing prices in PEM

Westlake

(1) Excludes "Identified Items" consisting of a $475 million non-cash impairment charge and a $150 million charge to fully resolve certain claims

(2) Reconciliations of EBITDA excl. Identified Items, Performance and Essential Materials EBITDA excl. Identified Items, Housing and Infrastructure Products EBITDA and Corporate EBITDA to the applicable GAAP measures can be found on pages 12 and 13

3

4 Housing and Infrastructure Products (“HIP”) Segment Performance HIP Segment 1Q 2024 vs. 4Q 2023 Average Sales Price -2.0% Volume +12.3% HIP Segment 1Q 2024 vs. 1Q 2023 Average Sales Price -9.7% Volume +13.5% Record first quarter EBITDA and EBITDA margin driven by solid sales volume growth, lower materials costs, improved sales mix, and cost-saving actions compared to 1Q’23 Solid 14% YoY sales volume growth reflects the strong value of our brands and the importance of our products to our customers’ ability to create value for home buyers despite elevated mortgage rates Cost savings from acquisition synergies and automation efficiencies HIP backlog order volume remains solid for most product categories to start 2Q’24, indicating a continuation of recent strong demand (1) Reconciliations of HIP EBITDA to the applicable GAAP measure can be found on page 13 (2) HIP EBITDA margin is calculated by dividing HIP EBITDA by Total HIP Sales 1Q'24 4Q'23 QoQ% 1Q'23 YoY% Housing Products Sales $879 $795 11% $818 7% Infrastructure Products Sales $165 $151 9% $189 (13%) Total HIP Sales $1,044 $946 10% $1,007 4% Operating Income $210 $121 74% $143 47% EBITDA(1) $264 $173 53% $205 29% EBITDA Margin (2) 25% 18% - 20% - ($ in millions)

5 Housing and Infrastructure Products Update 2 Longer-term fundamentals for housing strength remain intact due to decade-plus of under- building, increasingly favorable demographics and increasing popularity of remote work 3 Pipe and fittings demand growth remains strong, particularly for large-diameter pipe, which is typically a positive leading indicator for future new residential construction that would benefit Westlake’s broader Housing Products business 4 The breadth of our footprint and expansive offerings provide customers the branded products they need to execute their growth plans and provided the product cross-selling and product suite sales opportunities that helped drive our record first quarter operating income 1 Leading positions in key markets enabling HIP to capitalize on resilient North American residential construction and infrastructure activity

Leveraging HIP's Leading Positions in Attractive Markets

BRAND VALUE

Royal Building Products branding drives higher and more stable margins

~80% OF SALES

Go through **1 Step distributors** who sell to the final customer enhancing margins over other channels to market

	FLAGSHIP BRANDS	US TAM[(1)]	MARKET POSITIONS	GROWTH OPPORTUNITIES
Siding & Accessories	Royal Siding; TruExterior Siding & Trim	**$10B**	**#1** Non-Wood Shutters **#3** Premium Siding	• Vinyl siding has lowest installed cost • Stable Repair & Remodel (R&R) spend • Strong housing construction demand
Trim & Molding	Royal Trim & Mouldings; Kleer	**$3B**	**#1** Premium PVC Trim **#1** Poly-Ash Trim	• Displacing wood & other alternatives • Stable R&R spend • Strong housing construction demand
Roofing	NewPoint Concrete Roof Tile; USTile Clay Roofing Products; DaVinci	**$15B**	**#1** Concrete & Clay Tile **#1** Composite Tile **#2** Stone Coated Metal	• Displacing natural slate & alternatives • Stable R&R spend • Strong housing construction demand
Decorative Stone	Eldorado Stone; StoneCraft Industries; Versetta Stone	**$4B**	**#1** Architectural Stone Veneer	• Housing construction, R&R spend • Market-leading brands support demand • WLK's innovation in cultured stone
Pipe & Fittings	AquaMax™ C909 IB PVCO Pipe; CertaLok; CertaSet	**$10B**	**#1** Horizontal Direction Drilling **#2** Municipal Housing, Infrastructure Pipe	• Patented pipe connecting tech • PVCO transports more water with less raw materials
Outdoor Living	Zuri Premium Decking; Kindred Outdoors + Surrounds		**Leading brands in decking** driving higher penetration in Outdoor Living	• Displacing wood decking • Growing outdoor trends post-pandemic • Market-leading brands, aesthetics

LONG-TERM DEMAND DRIVERS

Royal Building Products
- Decade+ of underbuilding in U.S. residential housing
- Demographics and work flexibility drive housing growth
- Repair and remodel spend

Pipe and Fittings
- Residential housing growth
- PVC replacing iron and concrete pipe for water usage
- Aging infrastructure and U.S. Infrastructure Bill with our Made-in-the-USA products
- Electrification trends

Global Compounds
- U.S. infrastructure bill spending on power grid and broadband
- Growing housing, construction and EV and other electrification trends
- Medical equipment demand growth
- Sustainable automotive interiors
- Growing consumer commitment to Made-in-the-USA sustainable products

(1) Total Addressable Market

Westlake

6

Performance and Essential Materials ("PEM") Segment Performance

($ in millions)	1Q'24	4Q'23	QoQ%	1Q'23	YoY%
Performance Materials Sales	**$1,164**	**$1,107**	**5%**	**$1,282**	**(9%)**
Essential Materials Sales	**$767**	**$773**	**(1%)**	**$1,067**	**(28%)**
Total PEM Sales	$1,931	$1,880	3%	$2,349	(18%)
Operating Income (Loss)[1]	22	(39)	N/A	$403	(95%)
EBITDA[1,2]	$253	$201	26%	$615	(59%)
EBITDA Margin[1,3]	*13%*	*11%*	-	*26%*	-

PEM Segment

1Q 2024 vs. 4Q 2023

Average Sales Price	Volume
-0.7%	+3.4%

PEM Segment

1Q 2024 vs. 1Q 2023

Average Sales Price	Volume
-23.1%	+5.3%

- (−) Slowly improving macroeconomic conditions driving volume and stabilizing pricing
- (−) Lower YoY average sales price, particularly for caustic soda, PVC and epoxy resin, drove the decline in EBITDA and EBITDA margin
- (+) Sales volume rose QoQ, led by PVC and epoxy resin, reflecting an end to the destocking experienced in 2023
- (+) Lower feedstock, fuel & power costs in North America combined with higher global oil prices expand our U.S. Gulf Coast global cost advantage and support margins

Westlake

(1) *Excludes "Identified Items" consisting of a $475 million non-cash impairment charge and a $150 million charge to fully resolve certain claims*
(2) *Reconciliations of PEM EBITDA excl. Identified Items to the applicable GAAP measure can be found on page 13*
(3) *PEM EBITDA margin is calculated by dividing PEM EBITDA excl. Identified Items by Total PEM Sales*

7

8 Performance and Essential Materials Update 2 Our North American feedstock advantage expanded in the first quarter of 2024 due to both higher global oil prices and lower U.S. feedstock and power prices 3 Improving global demand across the industrial and manufacturing sector as prices for many of our products begin to improve 4 Long-term growth fundamentals remain in place, supported by the global need for clean water, transportation, renewable energy, packaging and consumer goods 1 Sales volume improved sequentially driven by an end to customer destocking, seasonal improvement in demand and reduced competition from low-price Asian imports in Europe as a result of shipping disruptions in the Red Sea

99 Financial Reconciliations

10 Consolidated Statements of Operations Performance and Essential Materials Sales $ 1,931 $ 2,349 $ 1,880 Housing and Infrastructure Products Sales 1,044 1,007 946 Net sales 2,975 3,356 2,826 Cost of sales Gross profit Selling, general and administrative expenses Impairment of goodwill and long-lived assets Amortization of intangibles Restructuring, transaction and integration-related costs Income (loss) from operations Interest expense Other income, net Income (loss) before income taxes Provision for (benefit from) income taxes Net income (loss) Net income attributable to noncontrolling interests Net income (loss) attributable to Westlake Corporation $ 174 $ 394 $ (497) Earnings (loss) per common share attributable to Westlake Corporation: Basic $ 1.35 $ 3.07 $ (3.86) Diluted $ 1.34 $ 3.05 $ (3.86) 13 10 11 (487) 109 22 (552) (41) 35 2023 (In millions of dollars, except per share data) (558) (71) 48 (40) (42) 407 233 516 50 22 185 4 3 223 536 - - 475 30 31 30 209 222 224 Three months ended March 31, Three months ended December 31, 466 792 2023 2,627 199 2,509 2,564 2024

11 Reconciliation of Net Income Attributable to Westlake Corporation and Earnings Per Diluted Share to Net Income and Diluted Earnings Per Share excl. Identified Items Net income (loss) $ 185 $ 407 $ (487) Less: Net income attributable to noncontrolling interests Net income (loss) attributable to Westlake Corporation 174 394 (497) Add: Impairment charge, after-tax Litigation settlement charge of $150 million, after-tax Net income attributable to Westlake Corporation excl. Identified Items $ 174 $ 394 $ 93 Diluted earnings (loss) per common share attributable to Westlake Corporation $ 1.34 $ 3.05 $ (3.86) Add: Impairment charge per share 3.69 Litigation settlement charge per share 0.89 Diluted earnings per common share attributable to Westlake Corporation excl. Identified Items $ 1.34 $ 3.05 $ 0.72 - - - - - 475 115 - 11 13 10 - - Three months ended March 31, Three months ended December 31, 2024 2023 2023 (In millions of dollars, except per share data)

12 Reconciliation of EBITDA excl. Identified Items to EBITDA, Net Income, Income from Operations and Net Cash Provided by Operating Activities Net cash provided by operating activities $ 169 $ 512 $ 573 Changes in operating assets and liabilities and other Deferred income taxes Net income (loss) Less: Other income, net Interest expense Provision for income taxes Income (loss) from operations Add: Depreciation and amortization Other income, net EBITDA 546 825 Add: Impairment Charge Litigation Settlement Charge EBITDA excl. Identified Items $ 546 $ 825 $ 390 Income (loss) from operations margin 7% 16% (20%) EBITDA excl. Identified Items margin 18% 25% 14% - - 150 - - 475 Three months ended March 31, 20232024 2023 Three months ended December 31, (In millions of dollars) (1,168)(6) (121) 108 22 16 (487)185 407 (41)(40) (42) 35 50 22 (552) 223 536 71 (48) (109) 35 50 22 282 273 267 (235)

13 Reconciliation of PEM EBITDA excl. Identified Items, HIP EBITDA and Corporate EBITDA to Operating Income (Loss) Three months ended March 31, Three months ended December 31, 2024 2023 2023 Performance and Essential Materials EBITDA excl. Identified Items $ 253 $ 615 $ 201 Less: Impairment Charge - - 475 Litigation Settlement Charge - - 150 Depreciation and Amortization 220 210 229 Other income, net 11 2 11 Performance and Essential Materials Operating Income (Loss) 22 403 (664) Housing and Infrastructure Products EBITDA 264 205 173 Less: Depreciation and Amortization 50 55 50 Other income, net 4 7 2 Housing and Infrastructure Products Operating Income (Loss) 210 143 121 Corporate EBITDA 29 5 16 Less: Depreciation and Amortization 3 2 3 Other income, net 35 13 22 Corporate Operating Income (Loss) (9) (10) (9) Performance and Essential Materials Operating Income (Loss) 22 403 (664) Housing and Infrastructure Products Operating Income (Loss) 210 143 121 Corporate Operating Income (Loss) (9) (10) (9) Total Operating Income (Loss) 223$ 536$ (552)$ (In millions of dollars)

14 Reconciliation of Free Cash Flow to Net Cash Provided by Operating Activities Net cash provided by operating activities $ 169 $ 512 $ 573 Less: Additions to property, plant and equipment Free Cash Flow $ (103) $ 245 $ 291 272 267 282 (In millions of dollars) Three months ended March 31, Three months ended December 31, 2024 2023 2023

15 Safe Harbor Language This presentation contains certain forward-looking statements including statements regarding our cost savings objectives and our ability to maintain synergies, pricing and demand for our products, global macroeconomic conditions, anticipated sales volumes, expectations regarding the non-recurring nature of unusual items such as the Identified Items, industry outlook for both of our segments, our cost control and efficiency efforts, the effects of changing demographics in the markets that we serve, anticipated residential construction and infrastructure growth, consumer trends, such as the popularity of remote work; housing market fundamentals; the proliferation of electrification, consumer sentiment regarding products manufactured domestically and sustainability, expectations regarding mortgage rates and their effects on the affordability of homes, expectations regarding homebuilder confidence, the anticipated effects of our branding efforts and cross-selling activities, our cost advantages in the North American chemicals market; shipping disruptions; and customer inventory levels resulting from destocking activities. Actual results may differ materially depending on factors, including, but not limited to, the following: general economic and business conditions, including inflation, interest rates and possible recession; the cyclical nature of the chemical and building products industries; the availability, cost and volatility of raw materials and energy; uncertainties associated with the United States, European and worldwide economies, including those due to political tensions and conflict in the Middle East, Russia, Ukraine and elsewhere; uncertainties associated with pandemic infectious diseases; uncertainties associated with climate change; the potential impact on the demand for ethylene, polyethylene and polyvinyl chloride due to initiatives such as recycling and customers seeking alternatives to polymers; current and potential governmental regulatory actions in the United States and other countries; industry production capacity and operating rates; the supply/demand balance for our products; competitive products and pricing pressures; instability in the credit and financial markets; access to capital markets; terrorist acts; operating interruptions (including leaks, explosions, fires, weather-related incidents, mechanical failure, unscheduled downtime, labor difficulties, transportation interruptions, spills and releases and other environmental risks); changes in laws or regulations, including trade policies; technological developments; information systems failures and cyber attacks; foreign currency exchange risks; our ability to implement our business strategies; and other factors described in our reports filed with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict. Any of these factors, or a combination of these factors, could materially affect our future results of operations and the ultimate accuracy of the forward-looking statements. These forward-looking statements are not guarantees of our future performance, and our actual results and future developments may differ materially from those projected in the forward-looking statements. Management cautions against putting undue reliance on forward-looking statements. Every forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. Investor Relations Contacts Steve Bender Executive Vice President & Chief Financial Officer John Zoeller Vice President & Treasurer Westlake Corporation 2801 Post Oak Boulevard, Suite 600, Houston, Texas 77056 | 713-960-9111